GOLDMAN SACHS ETF TRUST

Goldman Sachs MarketBeta International Small Cap Equity ETF

(the “Fund”)

Supplement dated May 21, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated May 11, 2020, as supplemented

The above-listed Fund is not yet in operation and thus is not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus and SAI for future reference.

MKTBETAETFSTK 05-20